SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 8, 1998



                             WATKINS-JOHNSON COMPANY
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             (Exact name of registrant as specified in its charter)



     CALIFORNIA                      1-5631                    94-1402710
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(State of Organization)        (Commission Number)    (IRS Employer I.D. Number)



3333 Hillview Avenue, Palo Alto, California                      94304-1223
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (650) 493-4141


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

On September 8, 1998, Watkins-Johnson Company (the "company") issued a press release announcing it will restructure its operations including a write down of assets and an approximately 20 percent reduction of its global work force. The company expects results of third quarter of 1998, ending September 25, to have a net-of-tax loss of approximately $50 million to $55 million. This estimated loss includes charges for restructuring, down-sizing and other operating charges. Attached hereto as Exhibit 99.1 is the company's press release dated September 8, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (C) Exhibits

        Exhibit Number            Exhibit
        --------------            -------
            99.1                  Watkins-Johnson  Company  Press  Release Dated
                                  September 8, 1998



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    WATKINS-JOHNSON COMPANY


                                                  By /s/ W. Keith Kennedy, Jr.
                                                     --------------------------
                                                         W. Keith Kennedy, Jr.
                                                               President

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